UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ares Multi-Strategy Credit Fund, Inc.
(Name of Registrant as Specified In Its Charter)

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ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
ARES MULTI-STRATEGY CREDIT FUND, INC.

c/o Ares Capital Management II LLC, 2000 Avenue of the Stars
12th Floor, Los Angeles, California 90067
For questions about the Joint Proxy Statement, please call 1-888-742-1305

April 25, 2014

Dear Stockholder:

Enclosed you will find a Notice and Joint Proxy Statement for the Annual Meetings of Stockholders of each of Ares Dynamic Credit Allocation Fund, Inc., and Ares Multi-Strategy Credit Fund, Inc., each a Maryland corporation (the "Funds"), to be held on June 18, 2014.

The matter on which you, as a stockholder of Ares Dynamic Credit Allocation Fund, Inc. and/or Ares Multi-Strategy Credit Fund, Inc., are being asked to vote is the election of your Fund's director.

After reviewing the matter carefully, the Board of Directors recommends that you vote FOR the proposal.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED FORM OF PROXY CARD. IT IS IMPORTANT THAT YOUR PROXY BE AUTHORIZED BY THE CLOSE OF BUSINESS PACIFIC TIME ON JUNE 17, 2014 IF YOU AUTHORIZE A PROXY BY MAIL, OR BY MIDNIGHT PACIFIC TIME ON JUNE 17, 2014 IF YOU AUTHORIZE A PROXY BY TELEPHONE OR INTERNET. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Daniel Hall
Secretary

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
ARES MULTI-STRATEGY CREDIT FUND, INC.

Notice of the Annual Meetings of Stockholders
June 18, 2014

To the Stockholders of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders (the "Meeting") of each of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc., each a Maryland corporation (each, a "Fund" and together, the "Funds"), will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 18, 2014 at 10:00 a.m., local time, for the following purposes:

(1)  To consider and vote upon the election of one Class I director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2017 and until his successor is duly elected and qualifies.

(2)  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors of each Fund has fixed the close of business on April 15, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to authorize a proxy by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of each Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2014: This Notice, the Joint Proxy Statement, a proxy card for each Fund and the annual report for each Fund are available on the Internet at www.arespublicfunds.com. Requests for an annual report should be made in writing to Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753, or by accessing your Fund's website at www.arespublicfunds.com or by calling 1-888-742-1305. You are encouraged to review all of the information contained in the proxy materials before voting. It is important that your proxy be authorized by the close of business Pacific time on June 17, 2014 if you authorize a proxy by mail, or by midnight Pacific time on June 17, 2014 if you authorize a proxy by telephone or Internet.

By order of the Board of Directors

Daniel Hall
Secretary

April 25, 2014

JOINT PROXY STATEMENT

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
ARES MULTI-STRATEGY CREDIT FUND, INC.
ANNUAL MEETINGS OF STOCKHOLDERS
June 18, 2014

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board", the members of which are referred to as "Directors") of each of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or a "Fund") and Ares Multi-Strategy Credit Fund, Inc. ("ARMF" or a "Fund" and, together with ARDC, the "Funds"), each a Maryland corporation, for use at the Annual Meetings of Stockholders (the "Meeting"), to be held at the offices of Ares Capital Management II LLC (the "Investment Manager"), 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 18, 2014 at 10:00 a.m., local time, and at any postponements or adjournments thereof.

This Joint Proxy Statement and the form of proxy card are being mailed to stockholders on or about April 25, 2014. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the relevant Fund(s) prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, "FOR" the election of the nominee as Director, as described in this Joint Proxy Statement, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

A quorum of stockholders is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). For purposes of determining the presence of a quorum for transacting business at the Meeting for each Fund, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes for the Fund and will be voted "FOR" Proposal 1. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum for a Fund. If a stockholder of a Fund is present in person or by proxy at the Meeting but does not cast a vote, the stockholder's shares will count towards a quorum for the Fund. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by the chairman of the Meeting (as determined pursuant to each Fund's Bylaws). If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Joint Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. Each Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the Fund's Bylaws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in each Fund's Bylaws.

The Board of each Fund has fixed the close of business on April 15, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, ARDC had outstanding 17,166,012 shares of common stock and ARMF had outstanding 5,204,200 shares of common stock.

Management of the Funds knows of no business other than those mentioned in Proposal 1 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

The Funds will furnish, without charge, a copy of their annual reports for the fiscal year ended October 31, 2013 to any stockholder requesting such report. Requests for an annual report should be made in writing to Laurel Hill Advisory Group, LLC 2, Robbins Lane, Suite 201, Jericho, NY 11753, or by accessing your Fund's website at www.arespublicfunds.com or by calling 1-888-742-1305.

IMPORTANT INFORMATION

This Joint Proxy Statement discusses important matters affecting the Funds. Please take the time to read the Joint Proxy Statement, and then authorize a proxy to vote your shares. You may obtain additional copies of the Notice of Meeting, Joint Proxy Statement and form of proxy card by calling 1-888-742-1305 or by accessing www.arespublicfunds.com. There are multiple ways to authorize a proxy to vote your shares. Choose the method that is most convenient for you. To authorize a proxy by telephone or Internet, follow the instructions provided on the proxy card. To authorize a proxy by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you authorize a proxy by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. You may obtain directions by calling 1-888-742-1305.

PROPOSAL 1
ELECTION OF DIRECTORS

Each Fund's Articles of Amendment and Restatement provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors of each Fund in each class expire at the Annual Meeting of Stockholders in the year indicated and until their respective successors are duly elected and qualify: Class I, 2014; Class II, 2015; and Class III, 2016. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Funds by delaying the replacement of a majority of the Boards.

The term of Mr. Bruce Spector will expire at the 2014 Annual Meeting of Stockholders of each Fund. At a meeting held on March 11, 2014, each Board nominated Mr. Spector for election to serve as a Class I Director of the respective Fund until the Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of Mr. Spector to serve for a term for each Fund expiring on the date on which the Annual Meeting of Stockholders is held in 2017, and until his successor is duly elected and qualifies. The nominee has indicated that he will serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Boards to replace the nominee. The election of a Director for a Fund will require the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the proposal.

Information Concerning the Nominee and Members of the Boards of Directors

The following table provides information concerning the nominee and other members of the Boards of the Funds. Each Board consists of five Directors, three of whom are not "interested persons" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (each, an "Independent Director" ). The terms of the Class II and Class III Directors do not expire this year.

Name, Address(1) and Age	Position(s) Held with Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (54)	Director and Chairman of the Board	Since 2011 (ARDC) and 2013 (ARMF)***	Senior Partner, Ares Management LLC	2	Terex Corporation
Seth J. Brufsky (47)	Director, President and Chief Executive Officer	Since 2012 (ARDC) and 2013 (ARMF)**	Senior Partner, Ares Management LLC	2	None

Name, Address(1) and Age	Position(s) Held with Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Independent Directors/Nominees
Michael H. Diamond (71)	Director	Since 2012 (ARDC) and 2013 (ARMF)***	Sole Member, MHD Group LLC (mediation and expert witness)	2	Ares Commercial Real Estate Corporation
John J. Shaw (62)	Director	Since 2012 (ARDC) and 2013 (ARMF)**	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce Spector (71)	Director	Since 2014 (ARDC and ARMF)*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	The Private Bank of California (2007-2013)

  (1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

  (2)  "Interested person," as defined in the 1940 Act, of the Funds. Mr. Sachs and Mr. Brufsky are interested persons of the Funds due to their affiliation with the Investment Manager.

  (3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

  *  Nominee to serve, if elected, until each Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  **  Term continues until each Fund's 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  ***  Term continues until each Fund's 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

During the fiscal year ended October 31, 2013, the Boards of ARDC and ARMF met four and two times, respectively. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board of each Fund and of any committee of each Fund of which he is a member.

Leadership Structure, Composition and Role of Board of Directors of the Funds in Risk Oversight

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that a majority of the Directors be Independent Directors. Currently, three of the five Directors (60%) of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the Director happens to be independent or a member of management.

Each Board performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board and are comprised solely of Independent Directors, and (b) monitoring by the Funds' Chief Compliance Officer in accordance with the Funds' compliance policies and procedures. Each Board retains the responsibility for (1) conducting periodic reviews of its Fund's investment portfolio and investment performance, (2) approving and amending its Fund's investment guidelines, (3) approving the appointment and retention terms of the Investment Manager and its Fund's other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Investment Manager and other service providers and officers.

As described below in more detail under "Committees of each Board of Directors," the applicable Audit Committee and the Nominating and Governance Committee assist each Board in fulfilling its risk oversight responsibilities. Each Audit Committee's risk oversight responsibilities include overseeing the applicable Fund's accounting and financial reporting processes, the applicable Fund's systems of internal controls regarding finance and accounting and audits of the applicable Fund's financial statements and discussing with management the applicable Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. Each Nominating and Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the applicable Fund's stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. Both the Audit Committees and the Nominating and Governance Committees consist solely of Independent Directors.

Each Board performs its risk oversight responsibilities with the assistance of the Funds' Chief Compliance Officer. The Funds' Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of each Fund and certain of the Funds' service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of each Fund and certain of the Funds' service providers since the Chief Compliance Officer's last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer's last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer's last report about which the Board would reasonably need to know to oversee each Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

Each Fund believes that the Board's role in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a closed-end investment company registered with the Securities and Exchange Commission ("SEC"). Specifically, as a closed-end investment company registered with the SEC each Fund must comply with certain regulatory requirements that control the levels of risk in the Fund's business and operations. For example, a Fund's ability to borrow or issue debt securities is limited such that the Fund's asset coverage must equal at least 300% immediately after such borrowing or issuance. In addition, each Fund has elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. As a RIC each Fund must, among other things, meet certain income source and asset diversification requirements.

Each Fund believes that the extent of the Board's (and its committees') role in risk oversight complements each Board's leadership structure because it allows the Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Each Board believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the existing Board role in risk oversight is appropriate. However, each Board re-examines the manner in which it administers its oversight function on a periodic basis to enable it to continue to meet its Fund's needs.

Committees of each Board of Directors

Each Board has established an Audit Committee and a Nominating and Governance Committee. Each Fund will not have a compensation committee because closed-end management investment companies, such as the Funds, are exempt from the requirement to have a compensation committee under the applicable New York Stock Exchange ("NYSE") rules.

Audit Committee. The members of each Audit Committee are Michael H. Diamond, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Shaw serves as chairman of each Audit Committee and as the Audit Committee Financial Expert for each Fund. Each Audit Committee is responsible for approving its Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, reviewing the independence of the Fund's independent accountants, advising the Board with respect to the valuation of portfolio assets and reviewing the adequacy of the Fund's internal accounting controls. The Audit Committees of

ARDC and ARMF met two times and one time, respectively, during the fiscal year ended October 31, 2013. The Audit Committees have a joint charter which is available on the Funds' website at (www.arespublicfunds.com).

Nominating and Governance Committee. The members of each Nominating and Governance Committee are Michael H. Diamond, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Diamond serves as chairman of each Nominating and Governance Committee. Each Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund's stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committees of ARDC and ARMF each met one time during the fiscal year ended October 31, 2013. The Nominating and Governance Committees have a joint charter which is available on the Funds' website at (www.arespublicfunds.com).

Each Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by a Fund's Bylaws) and received at a Fund's principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern time, on the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Director Qualifications

The Nominating and Governance Committees seek candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a Director, each Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•  are of high character and integrity;

•  are accomplished in their respective fields, with superior credentials and recognition;

•  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•  have sufficient time available to devote to the affairs of a Fund;

•  are able to work with the other members of the Board and contribute to the success of a Fund;

•  can represent the long-term interests of a Fund's stockholders as a whole; and

•  are selected such that the Board represents a range of backgrounds and experience.

The Directors have not set a mandatory retirement age. The Nominating and Governance Committees do not have a formal policy regarding the consideration of diversity in identifying Director candidates. However, the Nominating and Governance Committees may consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The following is a summary of the experience, qualifications, attributes and skills of each Director and Director nominee that support the conclusion that each Director and Director nominee should serve as a Director of each Fund.

The Boards believe that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills. The Boards believe that the Directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director.

Each Director, except for Mr. Spector, has served as a board member of the closed-end funds in the Ares fund complex for approximately one and a half years. Mr. Sachs has substantial experience as a founding member and Senior Partner of Ares Management LLC and advising clients with respect to the credit markets. Mr. Brufsky has substantial experience as a founding member and Senior Partner of Ares Management LLC and advising clients with respect to the credit markets. Mr. Diamond has substantial experience practicing law and advising clients with respect to corporate governance and fiduciary matters, and as a legal consultant. Mr. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Mr. Spector has substantial experience as a senior advisor for a private equity firm, practicing law and advising clients with respect to restructurings, insolvency reorganizations and related bankruptcy matters, and as a business consultant. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

Interested Directors

David A. Sachs. Mr. Sachs is a Senior Partner of Ares Management. Mr. Sachs serves on Ares' Management Committee and is an Investment Committee member on Ares Management funds across Ares Capital Markets, Private Debt, Private Equity and Real Estate Investment Groups. Mr. Sachs is the Chairman of the Board of the Funds. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the Board of Trustees as well as on the McCormick Advisory Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

Seth J. Brufsky. Mr. Brufsky is a Portfolio Manager in the Ares Capital Markets Group and a Founding Member of Ares. Mr. Brufsky is a Senior Partner of Ares, serves on Ares' Management Committee and is an Investment Committee member on all Ares Capital Markets Group Funds. Mr. Brufsky serves as a Director and President and Chief Executive Officer of the Funds. Mr. Brufsky joined Ares in 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky graduated from Cornell University with a BS in Applied Economics and Business Management and received his MBA in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors

Michael H. Diamond. Mr. Diamond is currently the sole member and employee of MHD Group LLC, a business that he founded in November 2007 to provide consulting and expert witness services. Since 1994, Mr. Diamond has also been the Corporate Secretary and a director of Neu Holdings, Inc., a holding company that owns entities in the shipping and real estate industries. Prior to founding MHD Group LLC, Mr. Diamond was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from June 2000 to October 2007 where his practice focused on corporate governance, fiduciary duty and securities cases. Mr. Diamond was Executive Vice President, General Counsel and Head of Corporate Communications of New World Communications Group from 1994 to 1997. From 1971 to 1994, Mr. Diamond was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Diamond is a Director of the Funds and Ares Commercial Real Estate Corporation, a publicly traded specialty finance company managed by an affiliate of Ares Management LLC. Mr. Diamond earned his BA in Mathematics from Brown University in 1964 and holds a Juris Doctor from Columbia University Law School where he graduated magna cum laude in 1969.

John J. Shaw. Mr. Shaw is an independent consultant. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw is a Director of the Funds. Mr. Shaw received his BS from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

Bruce H. Spector. Mr. Spector is an independent consultant. Since 2007, Mr. Spector has been available to serve as a senior advisor at Apollo Global Management, LLC (f/k/a Apollo Management, L.P.) in the area of development of strategy and tactics in corporate restructuring. From 1992 to 2007, Mr. Spector was a partner at Apollo. In this position Mr. Spector led or was a key member of deal teams in purchasing a number of companies, participating in the management of those companies as a member of their board of directors, and ultimately playing a leadership role in managing the sale of Apollo's ownership interest in each company. From 1967 to 1992, Mr. Spector was an attorney at the law firm of Stutman, Treister & Glatt, spending a substantial amount of that time as senior partner and head of the firm's executive committee. Mr. Spector's practice at Stutman, Treister & Glatt specialized in restructurings, insolvency reorganizations and related bankruptcy matters. Mr. Spector received his BA from the University of Southern California where he graduated magna cum laude in 1964 and holds a Juris Doctor from University of California at Los Angeles where he graduated summa cum laude in 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Funds' officers and Directors, and beneficial owners of more than ten percent of a registered class of the Funds' equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Each Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2013, except that Form 3 filings for Americo Cascella, John Eanes, John Leupp, Jeff Moore and Darryl Schall were filed late after each person was named a Vice President of ARDC at the September 18, 2013 Board meeting.

Officers of the Funds

The following table provides information concerning each of the officers of each Fund.

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (47)	President, Chief Executive Officer and Director	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Brufsky is a Portfolio Manager in the Ares Capital Markets Group and is a Senior Partner of Ares. He serves on Ares' Management Committee and is an Investment Committee member on all Ares Capital Markets Funds. He has served as Director and President and Chief Executive Officer of ARDC since 2012 and ARMF since 2013.

Daniel Nguyen (42)	Chief Financial Officer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Nguyen is Executive Vice President and Chief Financial Officer of Ares. He has served as a Vice President of Ares Capital Corporation ("ARCC") since December 2010 and Chief Financial Officer of ARDC since 2012 and ARMF since 2013. From 2007 to 2010, Mr. Nguyen was Treasurer of ARCC. Mr. Nguyen has also served as Treasurer of Ares Commercial Real Estate Corporation since September 2011.

Anthony S. Dell (47)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Dell is the Chief Compliance Officer of Ares. He has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since 2012 and ARMF since 2013. Between 2008 and 2011, he was the Chief Compliance Officer of Russell Investments.

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Sunny Parmar (42)	Treasurer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Parmar is the Chief Accounting Officer of the Private Equity and Capital Markets groups of Ares. He has served as Treasurer of ARDC since 2012 and ARMF since 2013. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.

Daniel J. Hall (35)	General Counsel, Chief Legal Officer and Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Hall is the Senior Associate General Counsel for Ares. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and ARMF since 2013. Between 2004 and 2009, Mr. Hall was an associate at Clifford Chance LLP where he specialized in capital markets, structured finance and derivatives.

Michael Weiner (61)	Vice President and Assistant Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012 and ARMF since 2013. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Keith Ashton (46)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Ashton joined Ares in November 2011 in the Ares Capital Markets Group as a Portfolio Manager. He has served as Vice President of ARDC and ARMF since 2013. Mr. Ashton was a partner at Indicus Advisors from May 2007 to November 2011.

Ann Kono (38)	Vice President	Since 2013 (ARDC and ARMF)

Since April 2007, Ms. Kono has been an employee of Ares Management and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC and ARMF since 2013.

Americo Cascella (42)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Cascella is a portfolio manager and an Investment Committee member in the Ares Capital Markets Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Cascella joined Ares Management in 1998.

John Eanes (32)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Eanes is a portfolio manager in the Ares Capital Markets Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Eanes joined Ares Management in 2006.
John A. Leupp (48)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Leupp is a portfolio manager in the Ares Capital Markets Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Leupp joined Ares Management in 2003.
Jeff M. Moore (55)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Moore is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Capital Markets Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Moore joined Ares Management in 1997.

Darryl L. Schall (53)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Schall is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Capital Markets Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Schall joined Ares Management in 2009. He managed portfolios of distressed and high yield debt at Tudor Investment Corporation from 2002 to 2009.

  (1)  The address of each officer is care of the Secretary of the applicable Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in ARDC by Directors and nominees for Director as of March 31, 2014.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(2)
Seth Brufsky	Over $100,000	Over $100,000
Michael Diamond	None	None
Bruce Spector	$50,000-$100,000	Over $100,000
David A. Sachs	Over $100,000	Over $100,000
John Joseph Shaw	None	None

  (1)  All are current Directors.

  (2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

The following table sets forth information regarding the ownership of securities in ARMF by Directors and nominees for Director as of March 31, 2014.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(2)
Seth Brufsky	Over $100,000	Over $100,000
Michael Diamond	None	None
Bruce Spector	Over $100,000	Over $100,000
David A. Sachs	Over $100,000	Over $100,000
John Joseph Shaw	None	None

  (1)  All are current Directors.

  (2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

To the knowledge of the Funds' management, before the close of business on March 31, 2014, the Directors of each Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $73,333.27 by ARDC and $0 by ARMF during the fiscal year ended October 31, 2013 and, for that period, the aggregate amount of expenses reimbursed by ARDC and ARMF for Directors' attendance at Directors' meetings was $0 and $0, respectively. Each Fund currently pays each Director an annual fee of $25,000. The lead independent director of each Fund and the Chair of the Audit Committee of each Fund each receive an additional annual fee of $2,500.

The following table sets forth in US dollars the aggregate compensation from ARDC paid to each Director during the fiscal year ended October 31, 2013. The Fund does not compensate the officers of the Fund.

Name of Director or Nominee	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Seth Brufsky	None	None	None
Michael Diamond	$25,208.31	None	$25,208.31	(2)
Phillip Erlanger(3)	$22,916.65	None	$22,916.65	(2)
David Sachs	None	None	None
John Joseph Shaw	$25,208.31	None	$25,208.31	(2)

  (1)  Includes compensation paid to Directors by ARDC. The Fund's Directors did not receive any pension or retirement benefits as compensation for their service as Directors of ARDC.

  (2)  Represents the total compensation paid to such persons during the fiscal year ended October 31, 2013 by investment companies (including the Fund) that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies.

  (3)  Mr. Erlanger resigned as a Director of ARDC effective January 15, 2014.

The following table sets forth in US dollars the aggregate compensation from ARMF paid to each Director during the fiscal year ended October 31, 2013. The Fund does not compensate the officers of the Fund.

Name of Director or Nominee	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Seth Brufsky	None	None	None
Michael Diamond	None	None	$25,208.31 (2)
Phillip Erlanger(3)	None	None	$22,916.65 (2)
David Sachs	None	None	None
John Joseph Shaw	None	None	$25,208.31 (2)

  (1)  ARMF did not commence operations until October 28, 2013.

  (2)  Represents the total compensation paid to such persons during the fiscal year ended October 31, 2013 by investment companies (including the Fund) that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies.

  (3)  Mr. Erlanger resigned as a Director of ARMF effective January 15, 2014.

Broker Non-Votes

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Boards of Directors to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Consequently, a properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Stockholder Approval

Election of the listed nominee for Director requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the proposal.

THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR.

GENERAL INFORMATION

Investment Adviser

Ares Capital Management II LLC serves as each Fund's investment adviser. The principal executive office of the investment adviser is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Fund Administration

State Street Bank and Trust Company ("State Street") acts as administrator to the Funds pursuant to Administration Agreements between State Street and the Funds. The principal business address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Investor Support Services

Destra Capital Investments LLC ("Destra") provides investor support services to the Funds pursuant Investor Support Services Agreements between Destra and the Funds. The principal business address of Destra is Destra Capital Investments, LLC, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") was engaged to serve as the Funds' independent registered public accounting firm for the fiscal year ending October 31, 2013.

The engagement of EY as the Funds' independent registered public accounting firm was approved by the Audit Committees of the Boards of Directors and ratified by the full Boards of Directors of the Funds.

EY's reports on the Funds' financial statements for the fiscal year ended October 31, 2013 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds' fiscal year ended October 31, 2013, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such year.

EY furnished letters addressed to the SEC stating that it agreed with the above statements. A copy of each letter dated December 23, 2013 that was sent to the SEC was filed as an exhibit with the Funds' Forms N-SAR (in accordance with Sub-Item 77k of Form N-SAR) on December 30, 2013.

EY served as the Funds' independent registered public accounting firm for the fiscal year ended October 31, 2013, auditing and reporting on the annual financial statements of the Funds and reviewing certain regulatory reports and the Funds' federal income tax returns. EY also performed other professional audit and certain allowable non-audit services, including tax services, when the Funds engaged it to do so.

Audit Fees. The fees billed by EY in connection with the annual audit of ARDC and ARMF for the fiscal years ended October 31, 2013 were $75,000 and $30,000, respectively.

Audit-Related Fees. For the fiscal years ended October 31, 2013, EY did not bill either Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by EY for professional services rendered by EY for tax compliance, tax advice and tax planning (consisting of a review of the Funds' income tax returns and tax distribution requirements) for ARDC and ARMF for the fiscal year ended October 31, 2013 were $1,000 and $0, respectively.

All Other Fees. For the fiscal years ended October 31, 2013, EY did not bill either Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committees' policy is to pre-approve all auditing and non-auditing services to be provided to the Funds by the Funds' independent registered public accounting firm. All of the audit and the tax services described above for which EY billed the Funds fees for the fiscal year ended October 31, 2013 were pre-approved by the Audit Committees.

Non-Audit Fees. For the fiscal years ended October 31, 2013, EY provided non-audit services to certain entities in the Funds' Fund Complex that were not required to be pre-approved by the Funds' Audit Committees. These services primarily include: (1) tax advisory amounts of $9,830, (2) tax compliance amounts of $0 and (3) other advisory fees of $0 related to performance improvement.

The Funds expect that a representative of EY will be present at the Meeting, and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Audit Committee Report

The Audit Committees have reviewed and discussed each Fund's audited financial statements for the fiscal year ended October 31, 2013 with management of the Funds and with EY, and have discussed with EY the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committees have received the written disclosures and the letter on auditor independence from EY required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with EY its independence. Based on the Audit Committees' review and discussions referred to in the two preceding sentences, the Audit Committees recommended to the Boards of Directors that the audited financial statements of each Fund for the fiscal year ended October 31, 2013 be included in its annual report to stockholders and each Fund's annual report filed with the SEC.

Mr. John Shaw—Audit Committee Chairman
Mr. Michael Diamond—Audit Committee Member
Mr. Bruce Spector—Audit Committee Member

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons or organizations who are known to each Fund to be beneficial owners of more than 5% of a Fund's outstanding shares of common stock as of April 15, 2014. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC.

Fund Name	Name and Address	Common Stock Held		Common Stock % Held
Ares Dynamic Credit Allocation Fund, Inc.	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,729,512	(a)	21.74	%(a)
	First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
Ares Multi-Strategy Credit Fund, Inc.	None	N/A		N/A

  (a)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

Credit Agreement

On January 3, 2013, ARDC entered into a credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans up to $150 million to ARDC under a revolving credit facility secured by certain assets of ARDC. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.15%. At March 31, 2014, the amounts outstanding under this credit facility were $138,194,245.

On December 2, 2013, ARMF entered into a credit agreement with the Lender in which the Lender agreed to make loans up to $62 million to ARMF under a revolving credit facility secured by certain assets of ARMF.

Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.10%. At March 31, 2014, the amounts outstanding under this credit facility were $58,043,875.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Funds or personnel of the Investment Manager. The Funds have retained Laurel Hill to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $45,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Funds. Each Fund will pay a fee of $7,000 to Laurel Hill and will share any additional costs related to the proxy solicitation pro rata. The Funds will reimburse banks, brokers, and other persons holding the Funds' shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by June 18, 2014 with respect to a Fund, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting for that Fund to permit further solicitation of proxies. The Chairman of the Meeting may, in his discretion and without any action by the stockholders of a Fund, take action to recess or adjourn the Meeting to a later date and time at a place announced at the Meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund(s).

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their discretion.

Stockholders who want to communicate with a Board or any individual Director should write their Fund, c/o Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders may communicate with a Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board(s) or the Director(s) with whom you wish to communicate.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in a Fund's proxy statement for the Fund's 2015 Annual Meeting of Stockholders, stockholder proposals must be received by the applicable Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067) not later than December 26, 2014. Rule 14a-8 under the 1934 Act ("Rule 14a-8") specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in a Fund's proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

Each Fund's Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at a Fund's Annual Meeting of Stockholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. Any stockholder who desires to bring a proposal at a Fund's 2015 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement in accordance with Rule 14a-8 must deliver written notice thereof to the Secretary of the applicable Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067). To be considered timely for the 2015 Annual Meeting, any such notice must be delivered to the Secretary of the applicable Fund at the principal executive offices of the Fund at the address set forth on the first page of this Joint Proxy Statement no earlier than November 26, 2014 and no later than 5:00 p.m. Eastern time on December 26, 2014; provided, however, that if the 2015 Annual Meeting is to be held on a date that is earlier than May 19, 2015 or later than July 18, 2015, such notice must be delivered to the Fund not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the date on which public announcement of the date of the 2015 Annual Meeting was first made. Any such notice by a stockholder shall set forth the information required by the Fund's Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2015 Annual Meeting.

Voting Results

Stockholders of the Funds will be informed of the voting results of the Meeting in the Funds' next report to stockholders.

By order of the Board of Directors,

Daniel Hall
Secretary

Ares Capital Management II LLC,
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067
April 25, 2014

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-888-742-1305

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

4)  Return the proxy card in the envelope provided.

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

ANNUAL MEETING OF STOCKHOLDERS of:

Ares Multi-Strategy Credit Fund, Inc. (the “Fund”) to be
held on June 18, 2014

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated April 25, 2014 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated by reference, and hereby appoints Daniel Hall, Anthony Dell and Daniel Nguyen, and each of them, as attorneys, agents and proxies with full power of substitution and revocation to attend the annual meeting of stockholders of the Fund scheduled to be held on June 18, 2014, at 10:00 a.m., local time, at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting  and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominee as Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACES PROVIDED IN THIS PROXY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE FUND’S NOMINEE FOR DIRECTOR.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

Please mark votes as in this example: X

Election of Directors: The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED BELOW IN PROPOSAL 1

Proposal 1 — To consider and vote upon the election of one Class I director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2017 and until his successor is duly elected and qualifies.

Nominee:	Mr. Bruce Spector

☐	Mark here to vote FOR the Nominee	☐	Mark here to WITHHOLD vote from the Nominee

The persons named in this form of proxy card intend, in the absence of contrary instructions, to cast all votes entitled to be cast by the undersigned “FOR” the election of Mr. Spector to serve for a term for the Fund expiring on the date on which the Annual Meeting of Stockholders is held in 2017, and until his successor is elected and qualifies.

Dated: , 2014

(Signature)

(Signature, if held jointly)

(Title*)

IF YOUR SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.